Exhibit 10.40

EIGHTH AMENDMENT TO
PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

THIS EIGHTH AMENDMENT TO PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS (“Amendment”) is entered into at San Diego, California as of September 15, 2003, between H. G. FENTON COMPANY, a California corporation which acquired title as H. G. Fenton Material Company (“Seller”), and BIOSITE INCORPORATED, a Delaware corporation (“Buyer”), with reference to the following

R E C I T A L S:

A.                                   Seller and Buyer are the parties to a Purchase Agreement and Escrow Instructions dated as of December 7, 2001 and previously amended as of February 12, February 14, and June 10, 2002, and as of January 24, April 25, May 27 and June 16, 2003 (“Agreement”), relating to certain real property in the Carroll Canyon area of San Diego, California as depicted on Exhibit A to the Agreement (“Land”). Initially capitalized terms not otherwise defined in this Amendment have the same meanings as in the Agreement, as previously amended. Pursuant to the Agreement, the parties have established Escrow No. 51943-PM with Stewart Title of California, Inc. as Escrow Holder.

B.                                     The Fifth Amendment to the Agreement, dated as of April 25, 2003 (“Fifth Amendment”), provided for Buyer to acquire the Land in two stages. The First Closing (relating to Lots 7 & 8) has already occurred, and the parties wish to fix the date for the Second Closing (relating to Lot 9) for October 9, 2003.

THE PARTIES AGREE:

1.                                       Second Closing. Notwithstanding the date specified in Paragraph 2(b) of the Fifth Amendment, the parties agree that the date for the Second Closing shall be Thursday, October 9, 2003.

2.                                       Other Matters of Agreement.

(a)                                  This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which together will constitute one instrument.

(b)                                 Except to the extent modified hereby, all provisions of the Agreement as previously amended shall remain in full force and effect.

Seller:		Buyer:

H. G. FENTON COMPANY, a California corporation		BIOSITE INCORPORATED, a Delaware corporation

By	/s/ Michael P. Neal	By	/s/ Christopher J. Twomey
Its	President and CEO	Its	V.P., Finance and CFO

By	/s/ Allen Jones	By
Its	Vice President	Its